SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 9, 2006

                            FIDELITY BANKSHARES, INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

       Delaware                       000-29040                65-0717085
-----------------------           ------------------       --------------------
(State or Other Jurisdiction)     (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                    Identification No.)


205 Datura Street, West Palm Beach, Florida                         33401
-------------------------------------------                      ----------
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (561) 803-9900
                                                     --------------



                                 Not Applicable
                                 ---------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

     On January 9, 2006, the Board of Directors of Fidelity Bankshares, Inc. (the "Company") declared a cash dividend on the Company's common stock of $0.08 per share. The dividend will be payable to stockholders of record as of January 19, 2006 and will be paid on January 27, 2006.

     A copy of the press release dated January 9, 2006, giving details associated with the dividend, is attached as Exhibit 99 to this report.

Item 9.01   Financial Statements and Exhibits
            ---------------------------------

(a)         Financial Statements of Businesses Acquired. Not Applicable.

(b)         Pro Forma Financial Information. Not Applicable.

(c)         Shell Company Transactions. Not Applicable.

(d)         Exhibits.

            Exhibit No.                Description
            -----------                ------------

                99                     Press release dated January 9, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  FIDELITY BANKSHARES, INC.



DATE: January 10, 2006            By:/s/ Richard D. Aldred
                                     ---------------------------------------
                                     Richard D. Aldred
                                     Executive Vice President and Chief
                                     Financial Officer